Crawford & Company First Quarter 2022 Earnings Conference Call CRD-A & CRD-B (NYSE)

Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Demonstrated ability to execute on inorganic growth strategy First Quarter 2022 Crawford’s strong top-line momentum continued into 2022 with double-digit revenue growth for the fourth consecutive quarter Our strategy execution continues to bear favorable results Complementing our earlier acquisition of BosBoon, Crawford acquired the assets of R.P. van Dijk B.V., a Netherlands-based loss adjusting company focused on bodily injury claims Transforms Crawford into a leading bodily injury player in the Netherlands We experienced revenue growth in all of our businesses, especially in North America Loss Adjusting and Platform Solutions Despite continued margin pressure within select International Operations, we remain confident in our ability to advance our strategic goals over the medium and long term Key Highlights Q1 2022 GAAP METRICS $0.10 CRD-A & CRD-B EPS $5.1M Net Income $279.0M Revenues

Corporate Strategy We have realigned our segments to create better scale and synergies by moving to a geographic-centered reporting structure¹ Evolving Crawford’s Strategy for Long-Term Growth North America Loss Adjusting Broadspire (US-only) International Operations Platform Solutions (US-only) Effective January 1, 2022; detailed in 8-K issued on April 4, 2022

We’re committed to employing a disciplined approach to capital allocation Investing in long-term growth through Cap Ex and M&A  Continuing buyback program Additional 5M share repurchase authorization for CRD-A and CRD-B1 Our Capital Allocation Strategy Acquire adjacent services to bolster presence in property claim ecosystem Bolster technical capabilities by attracting top-tier technical adjusting talent globally Drive market share within fragmented independent loss adjusting market in the US Increase presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Regular quarterly dividend of $0.06 per share  for CRD-A and CRD-B Refer to 8-K filed on 2/11/22 CRD Share Repurchase Authorization 8-K Our M&A Approach

Corporate Strategy Overview

7

Impact Across Our Global Service Lines (GSLs)

First Quarter 2022 Performance

Service Line	Highlights	Q1 Results
North America Loss Adjusting *23% of total Q1 revenues*	• Q1 revenue growth of 14.5% over prior year • Onboarded 35 specialist adjusters in Q1 2022 progressing toward our three-year goal of recruiting 200 specialists • Aided by recovering economic activity in U.S. and Canada	Q1 Revenues **$64.4M** Q1 OE[1] **$4.1M**
International Operations *32% of total Q1 revenues*	• Q1 revenue growth of 3.2% over prior year • Margin pressures continue to impact certain business lines in the U.K., Australia and Asia	Q1 Revenues **$89.3M** Q1 OE **$(3.1M)**
Broadspire (US-only) *27% of total Q1 revenues*	• Q1 revenue growth of 2.9% over prior year • Medical management continues to show early signs of recovery	Q1 Revenues **$76.5M** Q1 OE **$6.4M**
Platform Solutions (US-only) *18% of total Q1 revenues*	• Q1 revenue growth of 35.2% over prior year • Contributions from Praxis and Networks drove margin expansion given strong flow through	Q1 Revenues **$48.9M** Q1 OE **$8.0M**

Crawford

(1) "OE" refers to Operating Earnings

Net Promoter Score Increased overall score to 52, up 1 point from Q4 2021 and 7 points from Q1 2021 Referenced as part of our standard operations to further improve client service  Added $43.5 million in new and enhanced business in Q1 2022 New and Renewal Business Activity¹ Retained 91% of our US Broadspire business in Q1 2022 Increasing market share with key carrier clients 8 Customer Excellence Exceeded pre-pandemic client service delivery levels (1) Estimated new and enhanced revenue won during 2022 52 NPS 91% a Retained US Broadspire business New and enhanced business won $43.5M

Environmental, Social and Governance We are continuing to look for opportunities across our enterprise to become more socially responsible and are increasingly integrating ESG best practices into our operations ENTERPRISE PRINTING: Reducing carbon footprint in our offices through local/personal printer removal and installing departmental printers globally. Environmental Stewardship Diversity, Equity, and Inclusion Manager Acceleration Program (MAP) to empower the next generation of leaders -1,340 participants in 2021 Pledge to fill at least 70% of open positions with in-house talent Employee Resource Groups (ERGs) to encourage a sense of belonging and enable change Human Capital Management Ensuring appropriate oversight on material issues and openness to stakeholders: Introducing best-in-class procedures to oversee and protect data privacy Aligning several enterprise-level policies to best practices Reviewing existing Code of Conduct Corporate Governance SOURCING: Incorporating a Sustainability clause in all Master & Professional Services Agreements FLEET: Introduced hybrid, plug-in hybrid and all‑electric vehicles into our corporate fleet program 55% WOMEN REPRESENTATION GLOBALLY 50% 25% 32% COUNTRY PRESIDENT ROLES EXECUTIVE LEVEL SENIOR LEVEL 16% BLACK AND AFRICAN AMERICAN 50% WOMEN AND MINORITIES WOMAN NON-EXECUTIVE BOARD CHAIR

Financial Overview

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 11 First Quarter 2022 Financial Summary Quarter Ended March 31, March 31, ($ in millions, except per share amounts) 2022 2021 % Change Revenues $279.0 $253.2 10% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $281.8 $253.2 11% Net Income Attributable to Shareholders of Crawford & Company $5.1 $6.1 (16)% Diluted Earnings per Share CRD-A $0.10 $0.11 (9)% CRD-B $0.10 $0.11 (9)% Non-GAAP Diluted Earnings per Share 1 CRD-A $0.15 $0.15 - CRD-B $0.15 $0.15 - Adjusted Operating Earnings 1 $13.1 $13.0 - Adjusted Operating Margin 1 4.7% 5.1% (40bps) Adjusted EBITDA 1 $21.9 $22.2 (2%) Adjusted EBITDA Margin 1 7.8% 8.8% (100bps)

North America Loss Adjusting Q1 Highlights Q1 revenue growth of 14.5% over prior year Onboarded 35 specialist adjusters in Q1 2022 progressing toward our three-year goal of recruiting 200 specialists Aided by recovering economic activity in U.S. and Canada Operating Results  (1Q 2022 v. 1Q 2021) Revenues of $64.4 million versus $56.3 million Constant dollar revenues of $64.4 million Gross profit of $11.1 million versus $11.3 million Gross profit margin of 17.2% versus 20.0% Operating earnings of $4.1 million versus $4.4 million Operating margin of 6.4% versus 7.7% Three months ended (in thousands, except percentages) March 31, 2022 March 31, 2021 Variance Revenues $64,438 $56,298 14.5% Direct expenses 53,370 45,043 18.5% Gross profit 11,068 11,255 (1.7)% Indirect expenses 6,933 6,894 0.6% Operating earnings $4,135 $4,361 (5.2)% Gross profit margin 17.2% 20.0% (2.8)% Operating margin 6.4% 7.7% (1.3)% Total cases received 76,993 68,300 12.7% Full time equivalent employees 1,952 1,734 12.6%

International Operations Q1 Highlights Q1 revenue growth of 3.2% over prior year Margin pressures continue to impact certain business lines in the U.K., Australia and Asia Operating Results (1Q 2022 v. 1Q 2021) Revenues of $89.3 million versus $86.5 million Constant dollar revenues of $92.1 million Gross profit of $10.0 million versus $11.4 million Gross profit margin of 11.2% versus 13.1% Operating losses of $(3.1) million versus $(0.7) million Operating margin of (3.4)% versus (0.8)% Three months ended (in thousands, except percentages) March 31, 2022 March 31, 2021 Variance Revenues $89,272 $86,467 3.2% Direct expenses 79,308 75,092 5.6% Gross profit 9,964 11,375 (12.4)% Indirect expenses 13,031 12,048 8.2% Operating losses $(3,067) $(673) (355.7)% Gross profit margin 11.2% 13.1% (1.9)% Operating margin (3.4)% (0.8)% (2.6)% Total cases received 137,090 104,704 30.9% Full time equivalent employees 3,608 3,453 4.5%

Broadspire Q1 Highlights Q1 revenue growth of 2.9% over prior year Medical management continues to show early signs of recovery Operating Results (1Q 2022 v. 1Q 2021) Revenues of $76.5 million versus $74.3 million Gross profit of $16.4 million versus $16.5 million Gross profit margin of 21.5% versus 22.2% Operating earnings of $6.4 million versus $6.7 million Operating margin of 8.4% versus 9.1% Three months ended (in thousands, except percentages) March 31, 2022 March 31, 2021 Variance Revenues $76,454 $74,276 2.9% Direct expenses 60,038 57,757 3.9% Gross profit 16,416 16,519 (0.6)% Indirect expenses 9,982 9,785 2.0% Operating earnings $6,434 $6,734 (4.5)% Gross profit margin 21.5% 22.2% (0.7)% Operating margin 8.4% 9.1% (0.7)% Total cases received 138,920 125,176 11.0% Full time equivalent employees 2,421 2,215 9.3%

Platform Solutions Q1 Highlights Q1 revenue growth of 35.2% over prior year Contributions from Praxis and Networks drove margin expansion given strong flow through Operating Results (1Q 2022 v. 1Q 2021) Revenues of $48.9 million versus $36.1 million Gross profit of $12.5 million versus $7.9 million Gross profit margin of 25.6% versus 21.8% Operating earnings of $8.0 million versus $4.0 million Operating margin of 16.5% versus 11.1% Three months ended (in thousands, except percentages) March 31, 2022 March 31, 2021 Variance Revenues $48,861 $36,140 35.2% Direct expenses 36,330 28,268 28.5% Gross profit 12,531 7,872 59.2% Indirect expenses 4,493 3,854 16.6% Operating earnings $8,038 $4,018 100.0% Gross profit margin 25.6% 21.8% 3.8% Operating margin 16.5% 11.1% 5.4% Total cases received 109,992 91,612 20.1% Full time equivalent employees 1,203 796 51.1%

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $2.5 million in 2022 compared to $1.4 million in the prior year period Primary components of this variance were a Canada Emergency Wage Subsidy ("CEWS") benefit in 2021 (not present in 2022), an increase in unallocated payroll taxes and benefits, and an increase in self-insurance and other unallocated costs, partially offset by a $1.8 million gain on the 2022 sale of our Canadian head office building in Kitchener, Ontario Contingent Earnout Adjustment Recognized a non-operational $2.1 million pretax adjustment to a contingent earnout in the 2022 first quarter Based on favorable changes to projections of certain acquired entities Canada Emergency Wage Subsidy No benefit from CEWS in 2022, compared to a benefit of $1.9 million in the prior year period Share Repurchases Repurchased 1,498,084 shares of CRD-A and 719,874 shares of CRD-B at an average cost per share of $7.23 and $7.31, respectively during the quarter Total cost of share repurchases during 2022 was $16.1 million Subsequent Event Subsequent to quarter end we purchased certain assets of R.P. Van Dijk B.V. in the Netherlands The purchase price includes an upfront payment of $4.4 million in cash with a maximum payment of $2.2 million in an earnout over a two-year period

(1) See Appendix for non-GAAP explanation and reconciliation Balance Sheet Highlights Unaudited ($ in thousands) March 31,  2022 December 31, 2019 December 31,  2021 December 31, 2018 Change Change Cash and cash equivalents $ 49,156 $ 53,228 $ (4,072) Accounts receivable, net 126,388 134,458 (8,070) Unbilled revenues, net 130,417 118,722 11,695      Total receivables 256,805 253,180 3,625 Goodwill 114,710 116,526 (1,816) Intangible assets arising from business acquisitions, net 95,187 97,571 (2,384) Deferred revenues 56,059 55,905 154 Pension liabilities 15,359 17,892 (2,533) Short-term borrowings and current portion of finance leases 32,261 10,704 21,557 Long-term debt, less current portion 200,304 164,315 35,989      Total debt 232,565 175,019 57,546 Total stockholders' equity attributable to Crawford & Company 196,228 211,965 (15,737) Net debt 1 183,409 121,791 61,618

18 Net Debt and Pension Liability $183.4 million $15.4 million Net debt at $183.4 million Pension liability at $15.4 million $106.4 million $105.2 million Leverage Ratio of 2.06x EBITDA at end of Q1 2022 Funded Ratio of 95.6% at end of Q1 2022

(1) See Appendix for non-GAAP explanation and reconciliation Operating And Free Cash Flow For the period ended March 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 5,096 $ 6,064 $ (968) Depreciation and Other Non-Cash Operating Items 10,819 12,057 (1,238) Gain on Disposals of Property and Equipment, net (1,747) (17) (1,730) Contingent Earnout Adjustments 2,056 — 2,056 Billed Receivables Change 6,542 888 5,654 Unbilled Receivables Change (13,022) (6,632) (6,390) Change in Accrued Compensation, 401K, and Other Payroll (16,025) (10,044) (5,981) Change in Accrued and Prepaid Income Taxes 266 511 (245) CEWS and other Related COVID Programs — 4,847 (4,847) Other Working Capital Changes (9,078) (5,947) (3,131) U.S. and U.K. Pension Contributions (160) (150) (10) Cash Flows from Operating Activities (15,253) 1,577 (16,830) Property & Equipment Purchases, net (1,340) (618) (722) Capitalized Software (internal and external costs) (6,275) (4,354) (1,921) Free Cash Flow1 $ (22,868) $ (3,395) $ (19,473)

20 9,400 50,000+ 70 $18B+ employees Field Resources countries claims managed annually Crawford & Company The world’s largest publicly listed independent provider of global claims management and outsourcing solutions. 20

Appendix: Non-GAAP Financial Information 21

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, income taxes and net income or loss attributable to noncontrolling interests.

Appendix: Non-GAAP Financial Information (cont.) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of customer-relationship intangible assets, the goodwill impairment and loss on disposition of business, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business:   Three Months Ended   (in thousands) March 31, 2022   March 31, 2021   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 165,493 59.3% $ 145,402 57.4%   U.K. GBP 34,050 12.2% 32,223 12.7%   Canada CAD 24,260 8.7% 21,234 8.4%   Australia AUD 18,717 6.7% 24,210 9.6%   Europe EUR 13,272 4.8% 13,264 5.2%   Rest of World Various 23,233 8.3%   16,848 6.7%   Total Revenues, before reimbursements $ 279,025 100.0% $ 253,181 100.0%

Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended Quarter Ended Quarter Ended March 31, December 31, March 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Revenues Before Reimbursements Total Revenues $ 287,789 $ 262,155 Reimbursements (8,764) (8,974) Revenues Before Reimbursements 279,025 253,181 Costs of Services Provided, Before Reimbursements Total Costs of Services 214,345 194,176 Reimbursements (8,764) (8,974) Costs of Services Provided, Before Reimbursements $ 205,581 $ 185,202 Quarter Ended Quarter Ended Quarter Ended Quarter Ended March 31, December 31, March 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Operating Earnings: North America Loss Adjusting $ 4,135 $ 4,361 International Operations (3,067) (673) Broadspire 6,434 6,734 Platform Solutions 8,038 4,018 Unallocated corporate and shared costs and credits, net (2,452) (1,414) Consolidated Operating Earnings 13,088 13,026 (Deduct) Add: Net corporate interest expense (1,519) (1,582) Stock option expense (205) (140) Amortization expense (1,726) (2,799) Contingent earnout adjustments (2,056) — Income tax provision (2,426) (2,471) Net (income) loss attributable to noncontrolling interests and redeemable noncontrolling interests (60) 30 Net Income Attributable to Shareholders of Crawford & Company $ 5,096 $ 6,064

Reconciliation of Non-GAAP Items (cont.) Adjusted EBITDA ) Quarter Ended Quarter Ended March 31, December 31, March 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Net income attributable to shareholders of Crawford & Company $ 5,096 $ 6,064 Add: Depreciation and amortization 9,099 10,478 Stock-based compensation 1,660 1,609 Net corporate interest expense 1,519 1,582 Contingent earnout adjustments 2,056 — Income tax provision 2,426 2,471 Adjusted EBITDA $ 21,856 $ 22,204

Reconciliation of Non-GAAP Items (cont.) Net Debt March 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Net Debt Short-term borrowings $ 32,201 $ 10,643 Current installments of finance leases and other obligations 60 61 Long-term debt and finance leases, less current installments 200,304 164,315 Total debt 232,565 175,019 Less: Cash and cash equivalents 49,156 53,228 Net debt $ 183,409 $ 121,791

Reconciliation of Non-GAAP Items (cont.) Segment Gross Profit Three months ended Three months ended ($ in thousands) March 31, 2022 December 31, 2019 March 31, 2021 December 31, 2018 Segment gross profit: North America Loss Adjusting $ 11,068 $ 11,255 International Operations 9,964 11,375 Broadspire 16,416 16,519 Platform Solutions 12,531 7,872 Segment gross profit 49,979 47,021 Segment indirect costs: North America Loss Adjusting (6,933) (6,894) International Operations (13,031) (12,048) Broadspire (9,982) (9,785) Platform Solutions (4,493) (3,854) Unallocated corporate and shared costs, net (2,452) (1,414) Consolidated operating earnings 13,088 13,026 Net corporate interest expense (1,519) (1,582) Stock option expense (205) (140) Amortization expense (1,726) (2,799) Contingent earnout adjustments (2,056) — Income tax provision (2,426) (2,471) Net (income) loss attributable to noncontrolling interests and redeemable noncontrolling interests (60) 30 Net income attributable to shareholders of Crawford & Company $ 5,096 $ 6,064

29

Reconciliation of First Quarter Non-GAAP Results

Three Months Ended March 31, 2022

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 279,025	$ 13,088	$ 7,582	$ 5,096	$ 0.10	$ 0.10
Adjustments:						
Amortization of intangible assets	—	—	1,726	1,295	0.02	0.02
Contingent earnout adjustments	—	—	2,056	1,522	0.03	0.03
Non-GAAP Adjusted	$ 279,025	$ 13,088	$ 11,364	$ 7,913	$ 0.15	$ 0.15

Three Months Ended March 31, 2021

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 253,181	$ 13,026	$ 8,505	$ 6,064	$ 0.11	$ 0.11
Adjustments:						
Amortization of intangible assets	—	—	2,799	2,099	0.04	0.04
Non-GAAP Adjusted	$ 253,181	$ 13,026	$ 11,304	$ 8,163	$ 0.15	$ 0.15

Crawford